               SECURITIES AND EXCHANGE COMMISSION


                     WASHINGTON, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934



                        February 11, 1994
_________________________________________________________________
        Date of Report (Date of earliest event reported)


                       I.C.H. Corporation
_________________________________________________________________
     (Exact name of Registrant as specified in its charter)


     Delaware                      1-7697           43-6069928
_________________________________________________________________
(State or other jurisdiction    (Commission     (IRS employer
     of incorporation            file no.)     identification no.)


        100 Mallard Creek Road, Louisville, Kentucky 40207
_________________________________________________________________
  (Address of principal executive offices, including zip code)


                         (502) 894-2100
_________________________________________________________________
      (Registrant's telephone number, including area code)


                         Not Applicable
_________________________________________________________________
  (Former name or former address, if changed since last report)



The Exhibit Index appears on pages 5-6.

Item 1.   Change in Control of Registrant.

The following transactions (collectively, the "Transactions") were consummated on February 11, 1994:

     1. I.C.H. Corporation (the "Company") repurchased from its controlling stockholder, Consolidated National Corporation ("CNC"), the 100,000 shares (100%) of Class B Common Stock held by CNC at a price of $5 per share ($500,000 in the aggregate), automatically converting the Class B Common Stock into Common Stock held in treasury, pursuant to that certain Stock Purchase Agreement, dated January 15, 1994, between the Company and CNC;

     2. CNC, and its subsidiary, Consolidated Fidelity Life Insurance Company ("CFLIC"), sold to Stephens Inc. ("Stephens") a total of 4,456,820 shares of Common Stock of the Company at a price of $5 per share ($22,284,100 in the aggregate), pursuant to that certain Stock Purchase Agreement, dated January 15, 1994, among the Company, CNC, CFLIC, Robert T. Shaw, C. Fred Rice and Stephens;

     3. CNC and CFLIC sold to Torchmark Corporation ("Torchmark") a total of 4,677,243 shares of Common Stock of the Company at a price of $5 per share ($23,386,215 in the aggregate), pursuant to that certain Stock Purchase Agreement, dated January 15, 1994, among the Company, CNC, CFLIC, Robert T. Shaw, C. Fred Rice and Torchmark, as amended by that certain Amendment to Stock Purchase Agreement, dated February 11, 1994; and

     4. ICH and CNC terminated the Management and Consulting Agreement, dated December 27, 1984, to which they are parties; ICH entered into an Independent Contractor and Services Agreement with each of Robert T. Shaw and C. Fred Rice, each of whom is an officer, director and stockholder of CNC; and ICH and CNC and Messrs. Shaw and Rice executed a Mutual Release.

In conjunction with the closing of the Transactions, Jon E.M. Jacoby, the designee of Stephens, and Keith A. Tucker, the designee of Torchmark, became directors of the Company, filling the two vacancies that existed on the Board of Directors. The Company has agreed with each of Torchmark and Stephens (each a "Purchaser") that so long as the Purchaser owns at least 5% of the outstanding Common Stock of the Company, the Company will nominate and will exercise its best efforts to secure the election of one person designated by such Purchaser as a director of the Company. See the Stock Purchase Agreements incorporated by reference as Exhibits 1 and 2 to this Report. In addition, pursuant to the Stock Purchase Agreements, the Company has amended its Bylaws to remove the requirement that the number of directors of the Company be an integral of four, and has agreed to use its reasonable best efforts to amend its Certificate of Incorporation to delete all references to Class B Common Stock.

Immediately prior to the closing of the Transactions the Company had outstanding the following classes (or series) of stock entitled to vote in the election of directors: Class B Common Stock, which was entitled to elect 75% of the directors of the Company; and Common Stock and Series 1984-A Preferred Stock, which, voting together as a single class, were entitled to elect the remaining 25% of the Company's Board of Directors. As a result of the ownership of the Class B Common Stock, 10,723,640 shares of Common Stock and all of the outstanding shares of Series 1984-A Preferred Stock of the Company, CNC, CNC's stockholders, Robert T. Shaw and
C. Fred Rice, and CNC's subsidiary, Consolidated Fidelity Life Insurance Company ("CFLIC"), held 80.84% of the voting power in the election of directors of the Company, immediately prior to the Transactions.

As a result of the Transactions, the Class B Common Stock automati-cally converted to Common Stock held in treasury, the stock certificates pertaining to the Class B Common Stock were canceled, and the Company is no longer authorized to issue Class B Common Stock. Based on the filings made by them pursuant to Section 13(d) of the Securities Exchange Act of 1934, following the consummation of the Transactions on February 11, 1994:

     CNC, Messrs. Shaw and Rice and CFLIC beneficially owned
     3,334,119 shares of Common Stock of the Company (6.73%);

     Torchmark beneficially owned 4,677,243 shares of the outstand-ing Common Stock of the Company (9.78%); and

     Stephens beneficially owned 4,662,312 shares of the outstand-ing Common Stock of the Company (9.74%).


CNC, CFLIC and the Company are also parties to an Agreement, dated June 15, 1993, as amended by letter agreement dated January 10, 1994, based on which the recapture of the insurance business reinsured by CFLIC is being negotiated. In connection with the transactions contemplated by that Agreement, which the parties have agreed will close by May 30, 1994, CFLIC will dispose of all of the equity securities of the Company it owns, thereby reducing the number of shares of Common Stock beneficially owned by CNC and Messrs. Shaw and Rice to 1,000,000.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     The description of the documents in the Index of Exhibits on pages 5 and 6 of this Current Report on Form 8-K is incorporated by reference.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              I.C.H. Corporation



                              By:   /s/  John T. Hull
                                 ________________________________
                                 John T. Hull, Executive Vice
                                 President and Treasurer

Date:  February 22, 1994

                        INDEX TO EXHIBITS

                                                         Sequential
Exhibit No.        Document Description                   Page No.
     1        Stock Purchase Agreement, dated
              January 15, 1994, among Consoli-
              dated National Corporation, Con-
              solidated Fidelity Life Insurance
              Company, Robert T. Shaw, C. Fred
              Rice, I.C.H. Corporation and
              Torchmark Corporation (incorporated
              by reference to Exhibit No. 1 of
              the Form 8-K of I.C.H. Corpora-
              tion dated January 15, 1994)

     2        Stock Purchase Agreement, dated
              January 15, 1994, among Consoli-
              dated National Corporation, Con-
              solidated Fidelity Life Insurance
              Company, Robert T. Shaw, C. Fred
              Rice, I.C.H. Corporation and
              Stephens, Inc. (incorporated
              by reference to Exhibit No. 2 of
              the Form 8-K of I.C.H. Corpora-
              tion dated January 15, 1994)

     3        Stock Purchase Agreement, dated
              January 15, 1994, between Consol-
              idated National Corporation and
              I.C.H. Corporation (incorporated
              by reference to Exhibit No. 3 of
              the Form 8-K of I.C.H. Corpora-
              tion dated January 15, 1994)

     4        Letter, dated January 15, 1994,
              from I.C.H. Corporation to
              Robert T. Shaw (incorporated
              by reference to Exhibit No. 4 of
              the Form 8-K of I.C.H. Corpora-
              tion dated January 15, 1994)

     5        Letter, dated January 15, 1994,
              from I.C.H. Corporation to
              Robert T. Shaw (incorporated
              by reference to Exhibit No. 5 of
              the Form 8-K of I.C.H. Corpora-
              tion dated January 15, 1994)

     6        Letter, dated January 15, 1994,
              from I.C.H. Corporation to Con-
              solidated National Corporation

             (incorporated by reference to
              Exhibit No. 6 of the Form 8-K
              of I.C.H. Corporation dated
              January 15, 1994)

     7        Independent Contractor and                     7
              Services Agreement, dated
              February 11, 1994, between
              I.C.H. Corporation and
              Robert T. Shaw

     8        Independent Contractor and                    13
              Services Agreement, dated
              February 11, 1994, between
              I.C.H. Corporation and
              C. Fred Rice

     9        Mutual Release, dated                         19
              February 11, 1994, among I.C.H.
              Corporation and Consolidated
              National Corporation, Robert
              T. Shaw, C. Fred Rice and
              Edward J. Carlisle

     10       Amendment to Stock Purchase Agree-            22
              ment, dated February 11, 1994,
              among Consolidated National
              Corporation, Consolidated
              Fidelity Life Insurance Company,
              Robert T. Shaw, C. Fred Rice,
              I.C.H. Corporation and Torchmark
              Corporation, amending the agreement
              referenced as Exhibit No. 1 above

                          EXHIBIT NO. 7

          INDEPENDENT CONTRACTOR AND SERVICES AGREEMENT

     This Independent Contractor and Services Agreement (this
"Agreement") is made and entered into as of February 11, 1994, by and between I.C.H. Corporation, a Delaware corporation (the
"Company"), and Robert T. Shaw ("Shaw").

     IN CONSIDERATION of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Shaw hereby agree as follows:

     1. Retention. The Company hereby agrees to retain Shaw to perform, and Shaw hereby agrees to perform, the services described in Section 6 hereof.

     2. Compensation. In consideration of past services rendered by Shaw to the Company prior to the date hereof, the Company is paying to Shaw, concurrently with the execution and delivery of this Agreement, $1,222,000 cash. In consideration of the services to be performed by Shaw hereunder, the Company agrees to pay to Shaw an annual fee, payable in cash as follows: $800,000 for each of the first through fifth years of this Agreement; $575,000 for the sixth year of this Agreement; and $75,000 for each of the seventh through tenth years of this Agreement (with such fee for the first year being due upon the execution and delivery of this Agreement and such fee for each ensuing year being due on the first business day of each such year). Unless required by law or regulation, the Company shall not withhold any amounts, for taxes or otherwise, from any payments made to Shaw pursuant to this
Section 2.

     3. Reimbursement of Expenses. The Company shall reimburse Shaw promptly for all reasonable out-of-pocket expenses incurred by Shaw in connection with (i) any business opportunities identified by Shaw and pursued by the Company, and (ii) any services provided at the Company's request, it being understood that any such expenses shall be reimbursed in accordance with the Company's expense reimbursement policies for senior executives, as such policies may be amended from time to time.

     4. Benefits. During the term of this Agreement, the Company shall provide to Shaw those employee benefits available from time to time to the Company's senior executive officers (including life and health insurance), other than awards made pursuant to stock option, bonus or other compensation plans; provided that the Company shall not be obligated to afford Shaw coverage under any benefit plan if such coverage would be in violation of the terms of the plan or applicable law. Shaw's present spouse and present dependents shall also be afforded such benefits during the term of this Agreement; provided that (i) such coverage is not in violation of the terms of the subject benefit plan or applicable law and (ii) one or more of the cash payments provided for in Section 2 are reduced, or the Company receives cash payments from Shaw, in such amounts as are mutually agreed to by Shaw and the Chief Executive Officer of the Company as the value of such coverage. The Company agrees that Shaw is immediately and fully vested under all existing employee benefit plans which are applicable to Shaw. In addition, with respect to vesting requirements under any future employee benefit plans applicable to Shaw hereunder, Shaw will receive service credit for all years during which Shaw has been an executive officer or director of the Company and all years during which Shaw has performed services under this Agreement. Following termination of this Agreement, (i) Shaw shall be entitled to all retirement benefits afforded retired senior executive officers of the Company, (ii) Shaw and his present wife and present dependents shall be permitted, for as long as they live, to continue the full amount of any Company health insurance coverage in effect at the time this Agreement is terminated, and (iii) Shaw shall be permitted to continue his term life insurance coverage in the face amount of not less than one million dollars. Notwithstanding the foregoing, the Company shall not be obligated to provide Shaw with the health and life insurance coverage described in the preceding sentence unless (i) such coverage can be obtained by the Company through reasonable efforts and (ii) Shaw reimburses the Company, as billed, for all costs and expenses incurred by it in providing such coverage.

     5. Support Services. During the term of this Agreement, the Company will provide Shaw office space and secretarial support on terms to be mutually agreed upon by Shaw and the Chief Executive Officer of the Company, it being understood that all costs and expenses incurred by the Company in providing office space (other than the office space presently provided to Shaw by the Company for as long as the Company shall maintain offices in that location) and secretarial services shall be deducted from the payments to Shaw provided in Section 2.

     6. Services to Be Performed. During the term of this Agreement, Shaw will attempt to identify business opportunities in the insurance industry which, in the judgment of Shaw, may be suitable for the Company and will notify the Company of any opportunities so identified. If the Company does not elect to pursue an opportunity so identified by Shaw within 30 days of such notice, then Shaw shall be free to capitalize on such opportunity as he may elect in his sole discretion. Without limiting the foregoing, Shaw may capitalize on any such opportunity which the Company does not elect to pursue by developing such opportunity (by himself or with others), through investment or otherwise, and/or by transferring such opportunity to others (with or without consider-ation paid to Shaw in connection with such transfer). Shaw also will make himself available during the term of this Agreement to consult with the Company regarding such other matters as the Company may reasonably request. On each anniversary date of this Agreement, the Company will review Shaw's performance of services hereunder during the immediately preceding year and may issue to Shaw, in respect of such services, such number of warrants to acquire common stock of the Company as the Company may determine in its sole discretion. The terms and conditions of any such warrants shall be determined by the Company in its sole discretion.

     7. Limitation on Employment. During the term of the Agreement, absent the consent of the Company (which will not be unreasonably withheld), Shaw may not serve as an officer, director, or employee of any insurance company (other than Consolidated
Fidelity Life Insurance Company and/or its affiliates).

     8. Nature of Relationship. It is agreed and understood that Shaw is associated with the Company only for the purposes and to the extent set forth herein and that Shaw's relationship to the Company shall, during the period or periods of Shaw's association and his performance of services hereunder, be that of an indepen-dent contractor. Although there shall be no minimum number of hours required to be spent by Shaw in the performance of such services, Shaw will make himself available at reasonable times to perform the services hereunder and to consult with the Company regarding such matters as the Company may reasonably request. The parties acknowledge that Shaw shall be free to pursue his other business and personal interests to the extent such interests do not involve activities prohibited by Section 7 hereof. The Company acknowledges that the pursuit or development by Shaw of opportuni-ties identified by Shaw to the Company but which the Company does not elect to pursue may present a conflict with the interests of the Company. Nevertheless, Shaw shall be permitted to pursue and develop such opportunities as if no such conflict existed.

     9. Term and Termination. This Agreement shall terminate on the date that is ten (10) years following the date hereof (the "Scheduled Termination Date"). The Company shall not be permitted to terminate this Agreement prior to the Scheduled Termination Date for any reason. In the event that, notwithstanding the foregoing, this Agreement is terminated by operation of law prior to the Scheduled Termination Date, other than as the result of the death of Shaw (whether as a result of disability, incapacity, insolvency, bankruptcy, or otherwise), the Company shall, to the extent permitted by law, continue to pay to Shaw the compensation and benefits provided by this Agreement as if this Agreement had not been so terminated. In the event of the death of Shaw, this Agreement shall terminate automatically, and the Company shall pay to the estate of Shaw a lump sum cash payment equal to the present value of the remaining aggregate annual compensation which would have been payable to Shaw for all remaining years under this Agreement had this Agreement not been so terminated. The "present value" of such compensation shall be determined by discounting the remaining scheduled payments in accordance with generally accepted financial practice at an annual discount rate of eight percent (8%). Upon the making of such lump sum payment, all further liability of the Company under this Agreement shall cease. In addition, the provisions of the last two sentences of Section 4 and Sections 10 through 20 of this Agreement shall survive, for an indefinite period, any termination of this Agreement.

     10. Indemnification. The Company shall indemnify Shaw against any and all claims, losses, damages, liabilities, expenses (including legal fees and expenses), obligations, demands, proceedings, rights, causes of action, actions, and suits of any nature whatsoever (collectively, "Claims") which may hereafter be imposed on, incurred by, or entered or asserted against Shaw by reason of this Agreement or the services performed or to be performed hereunder, other than claims resulting from acts involving negligence, willful malfeasance, bad faith or reckless disregard of his duties by Shaw.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state.

     12. Binding Agreement; Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however that neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     14. Notices. Any notice required by this Agreement, shall be considered given upon receipt if a written copy is sent by United
States certified mail, return receipt requested, and addressed as follows:

     If to the Company:  I.C.H. Corporation
                         Lincoln Plaza
                         500 N. Akard, Suite 1204
                         Dallas, Texas  75221
                         Attn:  Robert L. Beisenherz

     With a copy to:     I.C.H. Corporation
                         100 Mallard Creek Road
                         Louisville, Kentucky 40205
                         Attn:  General Counsel

     If to Shaw:        Robert T. Shaw
                         784 Harrington Lake Drive North
                         Venice, Florida  34293

     With a copy to:     Weil, Gotshal & Manges
                         100 Crescent Court, Suite 1300
                         Dallas, Texas  75201-6950
                         Attn:  Thomas A. Roberts

     A party may change its or his address by giving written notice to the other party hereto, which notice shall be effective upon actual receipt.

     15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforce-able provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforce-able provision there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Amendments. This Agreement may be amended at any time and from time to time in whole or in part by an instrument in writing setting forth the particulars of such amendment duly executed by both the Company and Shaw.

     17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings if any, relating to the subject matter hereof.

     18. Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     19. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     20. Counterparts. This Agreement may be executed in two or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collec-tively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                                I.C.H. CORPORATION



                                BY:  /s/  Robert L. Beisenherz
                                   ______________________________

                                TITLE:  Chairman, Chief Executive
                                        Officer and President


                                SHAW



                                  /s/  Robert T. Shaw
                                _________________________________
                                ROBERT T. SHAW

                          EXHIBIT NO. 8

          INDEPENDENT CONTRACTOR AND SERVICES AGREEMENT

     This Independent Contractor and Services Agreement (this
"Agreement") is made and entered into as of February 11, 1994, by and between I.C.H. Corporation, a Delaware corporation (the
"Company"), and C. Fred Rice ("Rice").

     IN CONSIDERATION of the premises and mutual covenants contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Rice hereby agree as follows:

     1. Retention. The Company hereby agrees to retain Rice to perform, and Rice hereby agrees to perform, the services described in Section 6 hereof.

     2. Compensation. In consideration of past services rendered by Rice to the Company prior to the date hereof, the Company is paying to Rice, concurrently with the execution and delivery of this Agreement, $778,000 cash. In consideration of the services to be performed by Rice hereunder, the Company agrees to pay to Rice an annual fee, payable in cash as follows: $600,000 for each of the first through fifth years of this Agreement; $500,000 for the sixth year of this Agreement; and $50,000 for each of the seventh through tenth years of this Agreement (with such fee for the first year being due upon the execution and delivery of this Agreement and such fee for each ensuing year being due on the first business day of each such year). Unless required by law or regulation, the Company shall not withhold any amounts, for taxes or otherwise, from any payments made to Rice pursuant to this Section 2.

     3. Reimbursement of Expenses. The Company shall reimburse Rice promptly for all reasonable out-of-pocket expenses incurred by Rice in connection with (i) any business opportunities identified by Rice and pursued by the Company, and (ii) any services provided at the Company's request, it being understood that any such expenses shall be reimbursed in accordance with the Company's expense reimbursement policies for senior executives, as such policies may be amended from time to time.

     4. Benefits. During the term of this Agreement, the Company shall provide to Rice those employee benefits available from time to time to the Company's senior executive officers (including life and health insurance), other than awards made pursuant to stock option, bonus or other compensation plans; provided that the Company shall not be obligated to afford Rice coverage under any benefit plan if such coverage would be in violation of the terms of the plan or applicable law. Rice's present spouse and present dependents shall also be afforded such benefits during the term of this Agreement; provided that (i) such coverage is not in violation of the terms of the subject benefit plan or applicable law and (ii) one or more of the cash payments provided for in Section 2 are reduced, or the Company receives cash payments from Rice, in such amounts as are mutually agreed to by Rice and the Chief Executive Officer of the Company as the value of such coverage. The Company agrees that Rice is immediately and fully vested under all existing employee benefit plans which are applicable to Rice. In addition, with respect to vesting requirements under any future employee benefit plans applicable to Rice hereunder, Rice will receive service credit for all years during which Rice has been an executive officer or director of the Company and all years during which Rice has performed services under this Agreement. Following termination of this Agreement, (i) Rice shall be entitled to all retirement benefits afforded retired senior executive officers of the Company, (ii) Rice and his present wife and present dependents shall be permitted, for as long as they live, to continue the full amount of any Company health insurance coverage in effect at the time this Agreement is terminated, and (iii) Rice shall be permitted to continue his term life insurance coverage in the face amount of not less than one million dollars. Notwithstanding the foregoing, the Company shall not be obligated to provide Rice with the health and life insurance coverage described in the preceding sentence unless (i) such coverage can be obtained by the Company through reasonable efforts and (ii) Rice reimburses the Company, as billed, for all costs and expenses incurred by it in providing such coverage.

     5. Support Services. During the term of this Agreement, the Company will provide Rice office space and secretarial support on terms to be mutually agreed upon by Rice and the Chief Executive Officer of the Company, it being understood that all costs and expenses incurred by the Company in providing office space (other than the office space presently provided to Rice by the Company for as long as the Company shall maintain offices in that location) and secretarial services shall be deducted from the payments to Rice provided in Section 2.

     6. Services to Be Performed. During the term of this Agreement, Rice will attempt to identify business opportunities in the insurance industry which, in the judgment of Rice, may be suitable for the Company and will notify the Company of any opportunities so identified. If the Company does not elect to pursue an opportunity so identified by Rice within 30 days of such notice, then Rice shall be free to capitalize on such opportunity as he may elect in his sole discretion. Without limiting the foregoing, Rice may capitalize on any such opportunity which the Company does not elect to pursue by developing such opportunity (by himself or with others), through investment or otherwise, and/or by transferring such opportunity to others (with or without consider-ation paid to Rice in connection with such transfer). Rice also will make himself available during the term of this Agreement to consult with the Company regarding such other matters as the

Company may reasonably request. On each anniversary date of this Agreement, the Company will review Rice's performance of services hereunder during the immediately preceding year and may issue to Rice, in respect of such services, such number of warrants to acquire common stock of the Company as the Company may determine in its sole discretion. The terms and conditions of any such warrants shall be determined by the Company in its sole discretion.

     7. Limitation on Employment. During the term of the Agreement, absent the consent of the Company (which will not be unreasonably withheld), Rice may not serve as an officer, director, or employee of any insurance company other than the Company and its affiliates, Consolidated Fidelity Life Insurance Company and/or its affiliates, and Financial Benefit Group, Inc.

     8. Nature of Relationship. It is agreed and understood that Rice is presently Senior Executive Vice President and a Director of the Company and otherwise associated with the Company only for the purposes and to the extent set forth herein and that Rice's relationship to the Company shall, during the period or periods of Rice's association and his performance of services hereunder, be that of an independent contractor. Although there shall be no minimum number of hours required to be spent by Rice in the performance of such services, Rice will make himself available at reasonable times to perform the services hereunder and to consult with the Company regarding such matters as the Company may reasonably request. The parties acknowledge that Rice shall be free to pursue his other business and personal interests to the extent such interests do not involve activities prohibited by
Section 7 heretofore the Delaware General Corporate Law. The Company acknowledges that the pursuit or development by Rice of opportunities identified by Rice to the Company but which the Company does not elect to pursue may present a conflict with the interests of the Company. Nevertheless, Rice shall be permitted to pursue and develop such opportunities as if no such conflict existed provided that such activities are not prohibited by the Delaware Corporate Law.

     9. Term and Termination. This Agreement shall terminate on the date that is ten (10) years following the date hereof (the "Scheduled Termination Date"). The Company shall not be permitted to terminate this Agreement prior to the Scheduled Termination Date for any reason. In the event that, notwithstanding the foregoing, this Agreement is terminated by operation of law prior to the Scheduled Termination Date, other than as the result of the death of Rice (whether as a result of disability, incapacity, insolvency, bankruptcy, or otherwise), the Company shall, to the extent permitted by law, continue to pay to Rice the compensation and benefits provided by this Agreement as if this Agreement had not been so terminated. In the event of the death of Rice, this Agreement shall terminate automatically, and the Company shall pay to the estate of Rice a lump sum cash payment equal to the present value of the remaining aggregate annual compensation which would have been payable to Rice for all remaining years under this Agreement had this Agreement not been so terminated. The "present value" of such compensation shall be determined by discounting the remaining scheduled payments in accordance with generally accepted financial practice at an annual discount rate of eight percent (8%). Upon the making of such lump sum payment, all further liability of the Company under this Agreement shall cease. In addition, the provisions of the last two sentences of Section 4, and Sections 10 through 20 of this Agreement shall survive, for an indefinite period, any termination of this Agreement.

     10. Indemnification. The Company shall indemnify Rice against any and all claims, losses, damages, liabilities, expenses (including legal fees and expenses), obligations, demands, proceedings, rights, causes of action, actions, and suits of any nature whatsoever (collectively, "Claims") which may hereafter be imposed on, incurred by, or entered or asserted against Rice by reason of this Agreement or the services performed or to be performed hereunder, other than claims resulting from acts involving negligence, willful malfeasance, bad faith or reckless disregard of his duties by Rice.

     11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed in such state.

     12. Binding Agreement; Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and assigns, provided, however that neither party may assign its rights or obligations hereunder without the prior written consent of the other party hereto.

     13. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

     14. Notices. Any notice required by this Agreement, shall be considered given upon receipt if a written copy is sent by United
States certified mail, return receipt requested, and addressed as follows:

     If to the Company:  I.C.H. Corporation
                         Lincoln Plaza
                         500 N. Akard, Suite 1204
                         Dallas, Texas  75221
                         Attn:  Robert L. Beisenherz

     With a copy to:    I.C.H. Corporation
                         100 Mallard Creek Road
                         Louisville, Kentucky  40205
                         Attn:  General Counsel

     If to Rice:         C. Fred Rice
                         4213 Snowberry Lane
                         Naples, Florida  33999

     With a copy to:     Weil, Gotshal & Manges
                         100 Crescent Court, Suite 1300
                         Dallas, Texas  75201-6950
                         Attn:  Thomas A. Roberts

     A party may change its or his address by giving written notice to the other party hereto, which notice shall be effective upon actual receipt.

     15. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforce-able provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforce-able provision there shall be added automatically as part of this Agreement, a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     16. Amendments. This Agreement may be amended at any time and from time to time in whole or in part by an instrument in writing setting forth the particulars of such amendment duly executed by both the Company and Rice.

     17. Entire Agreement. This Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings if any, relating to the subject matter hereof.

     18. Number and Gender. Whenever herein the singular number is used, the same shall include the plural where appropriate, and the words of any gender shall include each other gender where appropriate.

     19. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by any party.

     20. Counterparts. This Agreement may be executed in two or more identical counterparts, each of which for all purposes shall be deemed an original, and all of which shall constitute, collec-tively, one agreement; but in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.


                              I.C.H. CORPORATION



                              BY:  /s/  Robert L. Beisenherz
                                 ___________________________

                              TITLE:  Chairman, Chief Executive
                                      Officer and President



                              RICE



                              /s/  C. Fred Rice
                              ___________________________________
                              C. FRED RICE

                          EXHIBIT NO. 9

                         MUTUAL RELEASE

This Mutual Release is executed as of this 11th day of February, 1994, by I.C.H. Corporation (the "Company"), on behalf of itself and its subsidiaries, affiliates, successors and assigns (collec-tively, the "ICH Companies"), and by Robert T. Shaw ("Shaw"), C. Fred Rice ("Rice"), Edward J. Carlisle ("Carlisle") and Consolidat-ed National Corporation ("CNC"), their respective heirs, personal representatives, successors and assigns (collectively, "the Released Parties").

PREAMBLE: This Mutual Release is executed concurrently with, and is contingent upon, (a) the closing of each of the following:
(i) Stock Purchase Agreement dated 15 January 1994 among the Company, CNC, Consolidated Fidelity Life Insurance Company ("CFLIC"), Shaw, Rice and Torchmark Corporation (the "Torchmark Agreement"); (ii) Stock Purchase Agreement dated 15 January 1994 among the Company, CNC, CFLIC, Shaw, Rice and Stephens, Inc. (the "Stephens Agreement"); and (iii) Stock Purchase Agreement dated 15 January 1994 among the Company and CNC (the "Class B Agreement"); and (b) the execution concurrently herewith of the Independent Contractor and Services Agreements between the Company and Shaw, and between the Company and Rice, respectively (the "Shaw and Rice Services Agreements"); and (c) the termination concurrently herewith of the Management and Consulting Agreement dated 27 December 1984 between the Company and CNC (the "CNC Management Agreement").


A. Release by Shaw, Rice, Carlisle and CNC. In consideration of the Shaw and Rice Services Agreements executed this date, subject to Section C below, the Released Parties hereby irrevocably and unconditionally release all of the ICH Companies and their respective successors, assigns, directors, officers, employees, agents and other representatives from any and all claims, demands, suits, damages, sums of money and/or judgments arising, in whole or in part, out of any occurrence, state of facts, event, condition or happening that has occurred at any time prior to and through the date of this Mutual Release, whether past or present, known or unknown, matured or unmatured, absolute or contingent, including, but not limited to, any which have arisen out of their past or existing relationships with any of the ICH Companies, whether by virtue of employment, directorship, stock ownership or otherwise, or the termination of any such relationship as contemplated by the termination of the CNC Management Agreement or otherwise (individu-ally, a "Claim" and collectively, the "Claims"); and the Released Parties hereby agree not to file a lawsuit to assert any such Claims. This release and agreement not to sue includes, but is not limited to, any Claim of contractual restriction on the right of the ICH Companies to terminate the Management and Consulting Agreement without liability, any Claims related to accrued vacation pay, accrued bonuses, severance pay, or any Claim of wrongful discharge or violation of any right under federal, state or local law prohibiting race, sex, age, religion, national origin or other forms of discrimination, including, but not limited to Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1967, as amended, the National Labor Relations Act, and any state Human Rights Commission Act.


B. Release by ICH Companies. In consideration of the termination of the CNC Management Agreement this date, subject to Section C below, the ICH Companies hereby irrevocably and unconditionally release the Released Parties, and their respective heirs, succes-sors, assigns, directors, officers, employees, agents and other representatives, from any and all claims, causes of action, demands, suits, damages, sums of money and/or judgments arising, in whole or in part, out of any occurrence, state of facts, event, condition or happening that has occurred at any time prior to and through the date of this Mutual Release, whether past or present, known or unknown, matured or unmatured, absolute or contingent, which have arisen out of the Released Parties' past or existing relationships with any of the ICH Companies whether by virtue of employment, directorship, stock ownership or otherwise (individual-ly, a "Claim" and collectively, the "Claims"); provided that such release shall not be effective as to any Claim unless (i) the factual basis for such Claim shall have been disclosed in all material respects in filings made by the ICH Companies pursuant to federal or state securities or insurance laws or regulations, and
(ii) with respect to the subject matter of such Claim, the Released Party shall not have engaged in any intentional or criminal misconduct and shall otherwise have acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the ICH Companies.


C.   Scope of Release.  Notwithstanding the provisions of Section
A and Section B above, the mutual releases by the Released Parties and the ICH Companies do not, and shall not be construed to, waive or release:

     1. any of the provisions, rights, duties, obligations or remedies under the Shaw and Rice Service Agreements executed concurrently herewith; or

     2. any of the provisions, rights, duties, obligations or remedies under the Torchmark Agreement, the Stephens Agreement, the Class B Agreement, instruments evidencing the Transactions as defined in each of those three agreements, and the agreements scheduled on Schedule I to each of the Torchmark Agreement and Stephens Agreement pursuant to Section 3.1(h) thereof, including but not limited to the provisions of Section 10 and Section 12 of the CNC Management Agreement, which shall survive termination of that Agreement.


I.C.H. Corporation


By:    /s/  Robert L. Beisenherz
     _____________________________________
     Robert L. Beisenherz
     Chairman and Chief Executive Officer


       /s/  Robert T. Shaw
     _____________________________________
     Robert T. Shaw


       /s/  C. Fred Rice
     _____________________________________
     C. Fred Rice


       /s/  Edward J. Carlisle
     _____________________________________
     Edward J. Carlisle


Consolidated National Corporation



By:    /s/  Robert T. Shaw
     _____________________________________
     Robert T. Shaw

                         EXHIBIT NO. 10

              AMENDMENT TO STOCK PURCHASE AGREEMENT

     The undersigned hereby agree to amend that certain Stock Purchase Agreement (the "Agreement"), dated January 15, 1994, among I.C.H. Corporation, a Delaware corporation (the "Company"), Consolidated National Corporation, a Kentucky Corporation ("CNC"), Consolidated Fidelity Life Insurance Company, a Kentucky life insurance corporation ("CFLIC"), Robert T. Shaw, C. Fred Rice and Torchmark Corporation, a Delaware corporation, as follows:

     As used in the Agreement, CNC Shares means 4,517,666 shares of the Company's common stock, par value $1.00 (the "Common
     Stock"), and CFLIC Shares means 159,577 shares of the Company's Common Stock.

     All other terms of the Agreement shall remain in full force and effect.

     This Amendment may be executed in two or more counterparts, all of which together shall be considered one and the same agreement and each of which shall be deemed an original.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the 11th day of February, 1994.


  /s/  Robert T. Shaw         CONSOLIDATED NATIONAL CORPORATION
_________________________
ROBERT T. SHAW

  /s/  C. Fred Rice           By:  /s/  Robert T. Shaw
_________________________        ________________________________
C. FRED RICE                  Name:  Robert T. Shaw
                              Title: President and Treasurer


TORCHMARK CORPORATION         CONSOLIDATED FIDELITY LIFE
                              INSURANCE COMPANY


By:  /s/  Keith A. Tucker     By:  /s/  Gerald J. Kohout
   ______________________        ________________________________
Name:  Keith A. Tucker        Name:  Gerald J. Kohout
Title: Vice Chairman          Title: President

                              I.C.H. CORPORATION


                              By:  /s/  Robert L. Beisenherz
                                 ________________________________
                              Name:  Robert L. Beisenherz
                              Title: Chairman, Chief Executive
                                     Officer and President